Exhibit (18)(b)

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Forrest Berkley, a member of the Board of Trustees of the investment companies listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints Brandon Becker, Jonathan Feigelson, Phillip Rollock, Marjorie Pierre-Merritt and Rachael Zufall, and each of them individually, as his true and lawful attorneys-in-fact to take any and all actions and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his name to the Registration Statements indicated on Exhibit A with respect to the continual issuance of redeemable shares of each Company, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statements; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statements.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: February 11, 2014	/s/ Forrest Berkley
Forrest Berkley

State of New York	)
) ss.
City of New York	)

SUBSCRIBED AND SWORN to before me this 11th day of February, 2014, by Forrest Berkley, who I have identified to be the person who signs herein.

/s/ Martha Irene Glenn
NOTARY PUBLIC

My Commission Expires: March 14, 2016

EXHIBIT A

College Retirement Equities Fund—Registration Statement on Form N-3

TIAA-CREF Funds—Registration Statement on Form N-1A

TIAA-CREF Life Funds—Registration Statement on Form N-1A

TIAA Separate Account VA-1—Registration Statement on Form N-3

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Nancy A. Eckl, a member of the Board of Trustees of the investment companies listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints Brandon Becker, Jonathan Feigelson, Phillip Rollock, Marjorie Pierre-Merritt and Rachael Zufall, and each of them individually, as her true and lawful attorneys-in-fact to take any and all actions and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign her name to the Registration Statements indicated on Exhibit A with respect to the continual issuance of redeemable shares of each Company, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statements; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statements.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: February 11, 2014	/s/ Nancy A. Eckl
Nancy A. Eckl

State of New York	)
) ss.
City of New York	)

SUBSCRIBED AND SWORN to before me this 11th day of February, 2014, by Nancy A. Eckl, who I have identified to be the person who signs herein.

/s/ Martha Irene Glenn
NOTARY PUBLIC

My Commission Expires: March 14, 2016

EXHIBIT A

College Retirement Equities Fund—Registration Statement on Form N-3

TIAA-CREF Funds—Registration Statement on Form N-1A

TIAA-CREF Life Funds—Registration Statement on Form N-1A

TIAA Separate Account VA-1—Registration Statement on Form N-3

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Michael A. Forrester, a member of the Board of Trustees of the investment companies listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints Brandon Becker, Jonathan Feigelson, Phillip Rollock, Marjorie Pierre-Merritt and Rachael Zufall, and each of them individually, as his true and lawful attorneys-in-fact to take any and all actions and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his name to the Registration Statements indicated on Exhibit A with respect to the continual issuance of redeemable shares of each Company, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statements; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statements.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: February 11, 2014	/s/ Michael A. Forrester
Michael A. Forrester

State of New York	)
) ss.
City of New York	)

SUBSCRIBED AND SWORN to before me this 11th day of February, 2014, by Michael A. Forrester, who I have identified to be the person who signs herein.

/s/ Martha Irene Glenn
NOTARY PUBLIC

My Commission Expires: March 14, 2016

EXHIBIT A

College Retirement Equities Fund—Registration Statement on Form N-3

TIAA-CREF Funds—Registration Statement on Form N-1A

TIAA-CREF Life Funds—Registration Statement on Form N-1A

TIAA Separate Account VA-1—Registration Statement on Form N-3

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Howell E. Jackson, a member of the Board of Trustees of the investment companies listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints Brandon Becker, Jonathan Feigelson, Phillip Rollock, Marjorie Pierre-Merritt and Rachael Zufall, and each of them individually, as his true and lawful attorneys-in-fact to take any and all actions and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his name to the Registration Statements indicated on Exhibit A with respect to the continual issuance of redeemable shares of each Company, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statements; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statements.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: February 11, 2014	/s/ Howell E. Jackson
Howell E. Jackson

State of New York	)
) ss.
City of New York	)

SUBSCRIBED AND SWORN to before me this 11th day of February, 2014, by Howell E. Jackson, who I have identified to be the person who signs herein.

/s/ Martha Irene Glenn
NOTARY PUBLIC

My Commission Expires: March 14, 2016

EXHIBIT A

College Retirement Equities Fund—Registration Statement on Form N-3

TIAA-CREF Funds—Registration Statement on Form N-1A

TIAA-CREF Life Funds—Registration Statement on Form N-1A

TIAA Separate Account VA-1—Registration Statement on Form N-3

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Nancy L. Jacob, a member of the Board of Trustees of the investment companies listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints Brandon Becker, Jonathan Feigelson, Phillip Rollock, Marjorie Pierre-Merritt and Rachael Zufall, and each of them individually, as her true and lawful attorneys-in-fact to take any and all actions and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign her name to the Registration Statements indicated on Exhibit A with respect to the continual issuance of redeemable shares of each Company, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statements; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statements.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: February 11, 2014	/s/ Nancy L. Jacob
Nancy L. Jacob

State of New York	)
) ss.
City of New York	)

SUBSCRIBED AND SWORN to before me this 11th day of February, 2014, by Nancy L. Jacob, who I have identified to be the person who signs herein.

/s/ Martha Irene Glenn
NOTARY PUBLIC

My Commission Expires: March 14, 2016

EXHIBIT A

College Retirement Equities Fund—Registration Statement on Form N-3

TIAA-CREF Funds—Registration Statement on Form N-1A

TIAA-CREF Life Funds—Registration Statement on Form N-1A

TIAA Separate Account VA-1—Registration Statement on Form N-3

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Thomas J. Kenny, a member of the Board of Trustees of the investment companies listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints Brandon Becker, Jonathan Feigelson, Phillip Rollock, Marjorie Pierre-Merritt and Rachael Zufall, and each of them individually, as his true and lawful attorneys-in-fact to take any and all actions and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his name to the Registration Statements indicated on Exhibit A with respect to the continual issuance of redeemable shares of each Company, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statements; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statements.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: February 11, 2014	/s/ Thomas J. Kenny
Thomas J. Kenny

State of New York	)
) ss.
City of New York	)

SUBSCRIBED AND SWORN to before me this 11th day of February, 2014, by Thomas J. Kenny, who I have identified to be the person who signs herein.

/s/ Martha Irene Glenn
NOTARY PUBLIC

My Commission Expires: March 14, 2016

EXHIBIT A

College Retirement Equities Fund—Registration Statement on Form N-3

TIAA-CREF Funds—Registration Statement on Form N-1A

TIAA-CREF Life Funds—Registration Statement on Form N-1A

TIAA Separate Account VA-1—Registration Statement on Form N-3

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Bridget A. Macaskill, a member of the Board of Trustees of the investment companies listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints Brandon Becker, Jonathan Feigelson, Phillip Rollock, Marjorie Pierre-Merritt and Rachael Zufall, and each of them individually, as her true and lawful attorneys-in-fact to take any and all actions and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign her name to the Registration Statements indicated on Exhibit A with respect to the continual issuance of redeemable shares of each Company, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statements; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statements.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: February 11, 2014	/s/ Bridget A. Macaskill
Bridget A. Macaskill

State of New York	)
) ss.
City of New York	)

SUBSCRIBED AND SWORN to before me this 11th day of February, 2014, by Bridget A. Macaskill, who I have identified to be the person who signs herein.

/s/ Martha Irene Glenn
NOTARY PUBLIC

My Commission Expires: March 14, 2016

EXHIBIT A

College Retirement Equities Fund—Registration Statement on Form N-3

TIAA-CREF Funds—Registration Statement on Form N-1A

TIAA-CREF Life Funds—Registration Statement on Form N-1A

TIAA Separate Account VA-1—Registration Statement on Form N-3

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that James M. Poterba, a member of the Board of Trustees of the investment companies listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints Brandon Becker, Jonathan Feigelson, Phillip Rollock, Marjorie Pierre-Merritt and Rachael Zufall, and each of them individually, as his true and lawful attorneys-in-fact to take any and all actions and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his name to the Registration Statements indicated on Exhibit A with respect to the continual issuance of redeemable shares of each Company, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statements; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statements.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: February 11, 2014	/s/ James M. Poterba
James M. Poterba

State of New York	)
) ss.
City of New York	)

SUBSCRIBED AND SWORN to before me this 11th day of February, 2014, by James M. Poterba, who I have identified to be the person who signs herein.

/s/ Martha Irene Glenn
NOTARY PUBLIC

My Commission Expires: March 14, 2016

EXHIBIT A

College Retirement Equities Fund—Registration Statement on Form N-3

TIAA-CREF Funds—Registration Statement on Form N-1A

TIAA-CREF Life Funds—Registration Statement on Form N-1A

TIAA Separate Account VA-1—Registration Statement on Form N-3

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Maceo K. Sloan, a member of the Board of Trustees of the investment companies listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints Brandon Becker, Jonathan Feigelson, Phillip Rollock, Marjorie Pierre-Merritt and Rachael Zufall, and each of them individually, as his true and lawful attorneys-in-fact to take any and all actions and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his name to the Registration Statements indicated on Exhibit A with respect to the continual issuance of redeemable shares of each Company, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statements; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statements.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: February 11, 2014	/s/ Maceo K. Sloan
Maceo K. Sloan

State of New York	)
) ss.
City of New York	)

SUBSCRIBED AND SWORN to before me this 11th day of February, 2014, by Maceo K. Sloan, who I have identified to be the person who signs herein.

/s/ Martha Irene Glenn
NOTARY PUBLIC

My Commission Expires: March 14, 2016

EXHIBIT A

College Retirement Equities Fund—Registration Statement on Form N-3

TIAA-CREF Funds—Registration Statement on Form N-1A

TIAA-CREF Life Funds—Registration Statement on Form N-1A

TIAA Separate Account VA-1—Registration Statement on Form N-3

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Laura T. Starks, a member of the Board of Trustees of the investment companies listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints Brandon Becker, Jonathan Feigelson, Phillip Rollock, Marjorie Pierre-Merritt and Rachael Zufall, and each of them individually, as her true and lawful attorneys-in-fact to take any and all actions and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign her name to the Registration Statements indicated on Exhibit A with respect to the continual issuance of redeemable shares of each Company, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statements; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statements.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: February 11, 2014	/s/ Laura T. Starks
Laura T. Starks

State of New York	)
) ss.
City of New York	)

SUBSCRIBED AND SWORN to before me this 11th day of February, 2014, by Laura T. Starks, who I have identified to be the person who signs herein.

/s/ Martha Irene Glenn
NOTARY PUBLIC

My Commission Expires: March 14, 2016

EXHIBIT A

College Retirement Equities Fund—Registration Statement on Form N-3

TIAA-CREF Funds—Registration Statement on Form N-1A

TIAA-CREF Life Funds—Registration Statement on Form N-1A

TIAA Separate Account VA-1—Registration Statement on Form N-3